UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  November 9, 2009

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Exchange Program

On September 15, 2009, the stockholders of Sport Chalet, Inc. (the "Company") approved a proposal to authorize a one-time stock option exchange offer (the "Option Exchange") by the Company.

Under the Option Exchange, each eligible employee, excluding the Chief Executive Officer, Chief Financial Officer and members of the Board of Directors of the Company, were given the opportunity to exchange some or all of his or her outstanding options to purchase shares of Class A Common Stock, with exercise prices equal to or greater than $2.38 per share, that were granted under the Company's 1992 Incentive Award Plan or 2004 Equity Incentive Plan, for a conditional right to receive new options to purchase a fewer number of shares than the exchanged options.  The number of shares underlying the new options equal one-half of the number of shares underlying the exchanged options.  The exercise price of the new options is $1.71, the closing price of the Class A Common Stock on the new option grant date, November 9, 2009, as reported by The Nasdaq Global Market.  The new options vest in two equal installments, one-half on the first anniversary of the new option grant date and the remaining one-half on the second anniversary of the new option grant date, regardless of whether the exchanged options were fully or partially vested.  The term of the new options is six years, regardless of the remaining term of the exchanged options.

The Option Exchange expired at 5:00 p.m., Pacific Time, on November 6, 2009.  Pursuant to the Option Exchange, eligible options to purchase an aggregate of 721,927 shares of Class A Common Stock were tendered and accepted for cancellation, representing approximately 70% of the total shares of Class A Common Stock underlying options eligible for exchange in the Option Exchange.  On November 9, 2009, the Company granted new options to purchase an aggregate of 360,964 shares of Class A Common Stock in exchange for the eligible options surrendered in the Option Exchange.

The following table sets forth certain information concerning the options surrendered by, and the new options granted to, each of the Company's named executive officers in the Option Exchange.

		Exchanged Options		New Options
Name	Positions and Offices Held	Number of Shares	Exercise Price	Number of Shares	Exercise Price
Craig L. Levra	Chairman of the Board, President and Chief Executive Officer	–	–	–	–

Howard K. Kaminsky	Executive Vice President, Chief Financial Officer and Secretary	–	–	–	–

Dennis D. Trausch	Executive Vice President – Growth and Development	40,250 3,000 35,000 35,000 7,000 21,875 10,000 21,875	$4.30 $10.28 $4.94 $2.38 $3.64 $8.15 $7.49 $6.35	20,125 1,500 17,500 17,500 3,500 10,938 5,000 10,938	$1.71 $1.71 $1.71 $1.71 $1.71 $1.71 $1.71 $1.71

Thomas H. Tennyson	Executive Vice President and Chief Merchandising Officer	–	–	–	–

Tim A. Anderson	Senior Vice President – Retail Operations	21,875 15,000 21,875 7,000 5,000 37,500	$8.15 $7.49 $6.35 $3.62 $10.28 $4.94	10,938 7,500 10,938 3,500 2,500 18,750	$1.71 $1.71 $1.71 $1.71 $1.71 $1.71

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.

Date: November 10, 2009	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky
Executive Vice President-Finance, Chief Financial Officer and Secretary